EXHIBIT 32.1

                                 CERTIFICATIONS*


        Certification Pursuant to Section 1350 of Title 18 of the United States
               Code, as Adopted Pursuant to Section 906 of
                         the Sarbanes-Oxley Act of 2002

     I, Alie Chang, the chief executive officer and president of EarthNetMedia, Inc., hereby certify, in my capacity as an officer of EarthNetMedia, Inc. and to my actual knowledge, that:

     (1) the Quarterly Report on Form 10-QSB of EarthNetMedia, Inc. for the quarterly period ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of EarthNetMedia, Inc. and its subsidiaries.

 Date: August 19, 2004

                                            /s/  Alie Chang
                                            -----------------------------------
                                                 Alie Chang
                                                 Chief Executive Officer and
                                                 President


     A signed original of this written statement required by Section 906 has been provided to EarthNetMedia, Inc. and will be retained by EarthNetMedia, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.